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                                                      FORM 8-K

                                                   CURRENT REPORT


                                         SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C. 20549


                       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report (Date of earliest event reported) October 26, 2001

            Commission                     Registrant; State of Incorporation;                  IRS Employer
           File Number                        Address; and Telephone Number                  Identification No.

              1-9513                             CMS ENERGY CORPORATION                          38-2726431
                                                (A Michigan Corporation)
                                            Fairlane Plaza South, Suite 1100
                                                  330 Town Center Drive
                                                Dearborn, Michigan 48126
                                                     (313) 436-9261

              1-5611                            CONSUMERS ENERGY COMPANY                         38-0442310
                                                (A Michigan Corporation)
                                                212 West Michigan Avenue
                                                    Jackson, Michigan
                                                     (517) 788-1030

              1-2921                       PANHANDLE EASTERN PIPE LINE COMPANY                   44-0382470
                                                (A Delaware Corporation)
                                           5444 Westheimer Road, P.O. Box 4967
                                                Houston, Texas 77210-4967
                                                     (713) 989-7000


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ITEM 5. OTHER EVENTS

                                                  BUSINESS STRATEGY

On October 26, 2001, CMS Energy Corporation  announced its plan to make significant  changes in its business strategy to strengthen its balance sheet,  provide more transparent and predictable  future  earnings,  and lower its business risk by focusing its future business growth primarily in North America.  Specifically,  the Company plans to sell its non-strategic  international power generation assets, its two South American electric distribution businesses and its entire interest in its Equatorial  Guinea oil and gas production and reserves and methanol plant.  These efforts will further its vision of becoming a premier  integrated  North  American  energy supply and service  company with growth focused on the natural gas value chain and the gas and  electricity  marketing and end-user  services.  At the plan's completion, approximately 90% of CMS Energy's assets will be in North America.

                                                     ASSET SALES

The company  intends to sell its  non-strategic  international  power and electric  distribution  assets,  located in
Argentina,  Australia,  Brazil, India, Jamaica,  Philippines,  Thailand and Venezuela, and cease all new development, which includes  closing all  international  development  offices,  outside North America  except in  exploration  and production projects.

While CMS Energy can make no assurances that it will achieve its  anticipated  level of sales or the amount for which it will sell the assets,  the planned  asset sales are  expected to raise  approximately  $2.4 billion in cash which, together with the utility  securitization  proceeds  expected this year,  will result in cash proceeds  approximately totaling  $2.9  billion,  of which CMS Energy  expects to receive  about $.9 billion by year-end  and $1.2 billion by
January 2002. CMS Energy has already  completed  certain sales of assets  including  EDEERSA  electric  distribution, which  resulted in cash proceeds of $129 million.  In November 2001,  CMS Energy  anticipates  completing its utility securitization  that will  result  in cash  proceeds  of  approximately  $468  million.  In  December  2001,  it also anticipates completing the LNG monetization, which will result in cash proceeds of $260 million.

By January 2002,  CMS Energy  anticipates  completion  of the sale of its interest in the Loy Yang Power  facility in
Australia and its interests in Equatorial Guinea for a total of approximately $1.2 billion.  In addition,  CMS Energy has executed an agreement  this week to sell its Michigan  electric  transmission  system for $290 million,  the cash proceeds from which it anticipates  receiving during the second quarter of 2002. Also during the latter part of 2002,
CMS Energy  anticipates the sale of its Latin American  generation and  distribution  assets for  approximately  $315 million,  other generation  assets for  approximately  $100 million and  miscellaneous  assets for  approximately $85 million.

                                         CAPITAL EXPENDITURES & INVESTMENTS

In  additional  to the sale of assets,  CMS Energy is also  committed to improving  its cash flow by the reduction in capital  expenditures.  CMS Energy estimates that it will reduce its capital expenditures and investments  (excluding capital leases) to $970 million in 2002 from $1,360 million that it anticipates spending in 2001.

                                                      DIVIDENDS

CMS Energy is also committed to maintaining its common dividend at the current annual level of $1.46 per share.

                                                      EARNINGS

CMS Energy's third quarter earnings were 35 cents per share before a non-cash write-down, as compared to 43 cents per share before asset sales in the third quarter of 2000.  Its consolidated net income before the write-down was
$46 million, as compared to $46 million before asset sales in the third quarter of 2000.  The third quarter 2001 earnings were significantly reduced by increased power supply costs resulting from an unplanned outage at the
Company's Palisades nuclear plant, which is on schedule to return to service in January 2002.  Including the write-down, third quarter results in 2001 were a loss of $4.29 per share, or a consolidated net income loss of  $569 million. (For a Digest of CMS Energy's Consolidated Earnings for the three months and nine months ended September
30th, see exhibits A & B, respectively.)

                                                     WRITE-DOWNS

In connection with CMS Energy's significant change in its business strategy and associated plans to sell non-strategic international assets and concentrate its development in North America, the Company took a non-cash third quarter write-down of $613 million after tax, in recognition of planned divestitures, reduced asset valuations and loss contracts.  The write-downs include a $183 million charge related to discontinuation of the CMS Energy's
South American energy distribution unit; a $218 million charge related to energy development projects and international investments in recognition of the net recoverable value of these investments; a $130 million charge related to the Dearborn Industrial Generation plant power supply contract with the Ford/Rouge complex, due to higher than expected fuel and operating costs; and an $82 million charge related to revised estimates of Consumers Energy
Company's payments to the Midland Cogeneration Venture for purchased power.

For CMS Energy's business units, the write-down is made up of $32 million for the oil and gas exploration and production unit; $28 million for the gas pipeline and processing business; $268 million for independent power production; $93 million for Consumers Energy; and $9 million for other areas.

                                                  OPERATING REVENUE

Third quarter operating revenue totaled $3.0 billion,  up 29 percent from $2.32 billion in the third quarter of 2000, due largely to increased lower margin energy marketing and trading transactions.

For the first nine months of 2001 earnings  before the  write-down and asset sales totaled $1.55 per diluted share or
$202  million of net income  compared to earnings of $1.39 per share or $152  million of net income  during the first nine months of 2000.  Including the effect of the write-down,  for the first nine months this year earnings totaled a loss of $3.13 per share and a  consolidated  net income  loss of $407  million.  Operating  revenue in the first nine months of 2001 totaled  $11.47  billion  compared to $5.62 billion in the first nine months of 2000, due to increased lower margin energy marketing and trading transactions.

Third quarter  operating income of CMS Energy's  non-utility,  diversified  energy businesses was $145 million before the write-down, up 33 percent from $109 million in the third quarter of 2000.

Oil and gas exploration and production  operating income was $24 million for the third quarter before the write-down, up from $10 million in the third quarter last year,  due to higher  realized oil and natural gas prices and increased natural gas  production.  Operating  income of the marketing,  services and trading  business was $20 million for the third  quarter,  up from a loss of $2 million in the third quarter last year, due primarily to increased net value of long-term power contracts and wholesale gas and power trading activity.

Operating  income of the  natural  gas  transmission  business  for the third  quarter  was $51  million  before  the write-down,  up from $48 million the previous year, due primarily to higher earnings from the Gas Atacama project and lower operating expenses.

Independent power production operating income for the third quarter before the write-down was $51 million,  unchanged from the third quarter last year.

Operating  income of the  electric  and  natural gas utility  businesses  of  Consumers  Energy  Company  ("Consumers
Energy"),  was $81 million in the third quarter before the write-down,  down from $127 million during the same period last year.  The third quarter 2001 results  reflect  increased  power supply costs due to an unplanned  outage at the
Palisades  nuclear plant.  Third quarter total electric sales were 10.1 billion  kilowatt-hours,  up one percent from the same period last year.  Natural gas  deliveries  were 41.5 billion  cubic feet,  up one percent from 41.8 billion cubic feet in the third quarter last year.

                                             FORWARD LOOKING STATEMENTS

This Form 8-K  contains  "forward-looking  statements"  that are subject to risks and  uncertainties.  They should be read in conjunction with the "Forward-Looking  Statement Cautionary Factors" in CMS Energy's,  Consumers Energy's and
Panhandle Eastern Pipe line Company's Form 10-K, Item 1 (incorporated by reference  herein) that discusses  important factors that could cause CMS Energy's,  Consumers  Energy's and Panhandle's  results to differ  materially from those anticipated in such statements.

For further information  regarding CMS Energy's business strategy as announced on October 26, 2001, you may visit the
CMS Energy website at www.cmsenergy.com, where you may listen to the webcast until November 30, 2001.


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                                                     SIGNATURES

Pursuant to the requirements of the Securities  Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                   CMS ENERGY CORPORATION


Dated:   October 26, 2001                          By:  /s/ Alan M. Wright
                                                          Alan M. Wright
                                                          Executive Vice President, Chief Financial
                                                          Officer and Chief Administrative Officer




                                                   CONSUMERS ENERGY COMPANY


Dated:   October 26, 2001                          By:  /s/ Alan M. Wright
                                                          Alan M. Wright
                                                          Executive Vice President, Chief Financial
                                                          Officer and Chief Administrative Officer



                                                   PANHANDLE EASTERN PIPE LINE COMPANY


Dated:   October 26, 2001                          By:  /s/ Alan M. Wright
                                                           Senior Vice President,
                                                           Chief Financial Officer and
                                                           Treasurer











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--------------------------------------------------------------------------------------------------------


EXHIBIT A
                                               CMS ENERGY CORPORATION
                                           Digest of Consolidated Earnings
                                        (Millions, Except Per Share Amounts)

----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------ ---------------- ----------------
                                                                                        2001             2000
------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Three Months Ended September 30 (unaudited)
------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Operating Revenue                                                                          $ 2,996          $ 2,323
------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Consolidated Net Income (Loss)                                                               (569)               53
------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Net Income Before Reconciling Items                                                             46               46
------------------------------------------------------------------------------------ ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Loss Contracts                                                           (212)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Reduced Asset Valuations                                                 (218)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Asset Sales                                                                            -               5
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Loss on Disposal of Discontinued Operations                                         (183)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Income (Loss) from Discontinued Operations                                           (2)               2
--------- -------------------------------------------------------------------------- ---------------- ----------------
------------------ ----------------------------------------------------------------- ---------------- ----------------
                   Consolidated Net Income (Loss)                                          $ (569)           $ 53
------------------ ----------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------

--------- -------------------------------------------------------------------------- ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Average Number of Common Shares Outstanding:
------------------------------------------------------------------------------------ ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Basic                                                                                133             110
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Diluted                                                                              133             114
--------- -------------------------------------------------------------------------- ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Basic Earnings Per Average Common Share:
------------------------------------------------------------------------------------ ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Earnings Per share Before Reconciling Items                                       $ 0.35           $ 0.43
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Loss Contracts                                                          (1.60)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Reduced Asset Valuations                                                (1.64)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Asset Sales                                                                            -            .04
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Loss on Disposal of Discontinued Operations                                       (1.38)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Income (Loss) from Discontinued Operations                                         (.02)            .02
--------- -------------------------------------------------------------------------- ---------------- ----------------
------------------ ----------------------------------------------------------------- ---------------- ----------------
                   Earnings Per Share After Reconciling Items                             $ (4.29)          $ 0.49
------------------ ----------------------------------------------------------------- ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Diluted Earnings Per Average Common Share:
------------------------------------------------------------------------------------ ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Earnings Per Share Before Reconciling Items                                      $ 0.35           $ 0.43
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Loss Contracts                                                        (1.60)                 -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Reduced Asset Valuations                                              (1.64)                 -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Asset Sales                                                                                           .04
                                                                                               -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Loss on Disposal of Discontinued Operations                                      (1.38)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Income (Loss) from Discontinued Operations                                        (.02)           (.02)
--------- -------------------------------------------------------------------------- ---------------- ----------------
------------------ ----------------------------------------------------------------- ---------------- ----------------
                   Earnings Per Share After Reconciling Items                            $ (4.29)          $ 0.49
------------------ ----------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------

--------- -------------------------------------------------------------------------- ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Dividends Declared Per Common Share                                                      $ 0.365          $ 0.365
------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
----------------------------------------------------------------------------------------------------------------------
In the opinion of Management, the above unaudited amounts reflect all adjustments necessary to assure the fair presentation of the results of operations for the periods presented.
----------------------------------------------------------------------------------------------------------------------
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---------------------------------------------------------------------------------------------------------------------


EXHIBIT B
                                               CMS ENERGY CORPORATION
                                           Digest of Consolidated Earnings
                                        (Millions, Except Per Share Amounts)
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------ ---------------- ----------------
                                                                                          2001             2000
------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Nine Months Ended September 30 (unaudited)
------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Operating Revenue                                                                       $ 11,472          $ 5,620
------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Consolidated Net Income (Loss)                                                               (407)              207
------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Net Income Before Reconciling Items                                                            202             152
------------------------------------------------------------------------------------ ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Loss Contracts                                                           (212)               -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Reduced Asset Valuations                                                (218)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Asset Sales                                                                              6            56
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Cumulative Effects of Change in Accounting for Inventories                               -            (5)
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Loss on Disposal of Discontinued Operations                                        (183)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Income (Loss) from Discontinued Operations                                            (2)              4
--------- -------------------------------------------------------------------------- ---------------- ----------------
------------------ ----------------------------------------------------------------- ---------------- ----------------
                   Consolidated Net Income (Loss)                                        $ (407)           $ 207
------------------ ----------------------------------------------------------------- ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Average Number of Common Shares Outstanding:
------------------------------------------------------------------------------------ ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Basic                                                                                 130            111
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Diluted                                                                               130            116
--------- -------------------------------------------------------------------------- ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Basic Earnings Per Average Common Share:
------------------------------------------------------------------------------------ ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Earnings Per share Before Reconciling Items                                    $ 1.55           $ 1.40
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Loss Contracts                                                         (1.63)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Reduced Asset Valuations                                               (1.68)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Asset Sales                                                                           .05            .47
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Cumulative Effect of Change in Accounting for Inventories                                -         (.04)
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Loss on Disposal of Discontinued Operations                                       (1.41)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Income (Loss) from Discontinued Operations                                         (.01)             .03
--------- -------------------------------------------------------------------------- ---------------- ----------------
------------------ ----------------------------------------------------------------- ---------------- ----------------
                   Earnings Per Share After Reconciling Items                           $ (3.13)          $ 1.86
------------------ ----------------------------------------------------------------- ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Diluted Earnings Per Average Common Share:
------------------------------------------------------------------------------------ ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Earnings Per Share Before Reconciling Items                                    $ 1.55           $ 1.39
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Loss Contracts                                                          (1.63)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Effects of Reduced Asset Valuations                                               (1.68)                 -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Asset Sales                                                                           .05             .47
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Cumulative Effect of Change in Accounting for Inventories                                -         (.04)
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Loss on Disposal of Discontinued Operations                                       (1.41)                -
--------- -------------------------------------------------------------------------- ---------------- ----------------
--------- -------------------------------------------------------------------------- ---------------- ----------------
          Income (Loss) from Discontinued Operations                                         (.01)             .03
--------- -------------------------------------------------------------------------- ---------------- ----------------
------------------ ----------------------------------------------------------------- ---------------- ----------------
                   Earnings Per Share After Reconciling Items                           $ (3.13)          $ 1.85
------------------ ----------------------------------------------------------------- ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------

------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
Dividends Declared Per Common Share                                                      $ 1.095          $ 1.095
------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
------------------------------------------------------------------------------------ ---------------- ----------------
----------------------------------------------------------------------------------------------------------------------
In the opinion of Management, the above unaudited amounts reflect all adjustments necessary to assure the fair presentation of the results of operations for the periods presented.
----------------------------------------------------------------------------------------------------------------------
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